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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K
                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934






    Date of Report (Date of earliest event reported):  January 20, 1998

                         COCA-COLA ENTERPRISES INC.
         (Exact name of registrant as specified in its charter)





     Delaware                  01-09300                    58-0503352
    (State of            (Commission File No.)           (IRS Employer
  Incorporation)                                       Identification No.)




                2500 Windy Ridge Parkway, Atlanta, Georgia 30339
        (Address of principal executive offices, including zip code)

                             (770) 989-3000
          (Registrant's telephone number, including area code)




















                                                        Page 1 of 8 pages
                                                        Exhibit Index page 4



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Item 5.   Other Events
-------   ------------
          Coca-Cola Enterprises Inc. (the "Company") files herewith its Consolidated Statements of Income and Unaudited Condensed Consolidated Balance Sheet and a summary of key financial information reporting the Company's results of operations and financial position for the fourth quarter and full-year 1997.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------
          (c) Exhibits.

          99 Consolidated Statements of Income for the fourth quarter and full-year of 1997 and 1996, Condensed Consolidated Balance Sheets as of December 31, 1997 (unaudited), and December 31, 1996 and a summary of key financial information for the reported periods.









































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            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)
                                         /s/  LOWRY F. KLINE
Date: January 30, 1998                By:-----------------------------
                                          Lowry F. Kline
                                          Executive Vice President
                                          and General Counsel





































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                         COCA-COLA ENTERPRISES INC.
                               EXHIBIT INDEX

Exhibit No.                                                              Page
-----------                                                              ----

    99        Consolidated Statements of Income for the fourth quarter     5
              and full-year of 1997 and 1996, Condensed Consolidated
              Balance Sheets as of December 31, 1997 (unaudited), and December 31, 1996, and a summary of key financial information for the reported periods.















































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